UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2019

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive
Southlake, TX		76092
(Address of principal executive offices)		(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 below, Sabre Corporation (“Sabre”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) on April 23, 2019. At the 2019 Annual Meeting, Sabre’s stockholders approved the 2019 Omnibus Incentive Compensation Plan (the “2019 Omnibus Plan”) and the 2019 Director Equity Compensation Plan (the “2019 Director Plan”) (the “Plans”), each of which was adopted by Sabre’s Board of Directors on February 6, 2019, subject to stockholder approval at the 2019 Annual Meeting. The effective date of each of the Plans is April 23, 2019.

Under the 2019 Omnibus Plan, eligible participants may be granted certain awards, including cash incentive awards, stock options and stock appreciation rights, and other stock-based awards. A description of the material terms and conditions of the 2019 Omnibus Plan is provided under the heading “Proposal 4: Approval of the 2019 Omnibus Incentive Compensation Plan” of Sabre’s proxy statement filed with the Securities and Exchange Commission on March 8, 2019 (the “Proxy Statement”), which description is incorporated herein by reference.

Under the 2019 Director Plan eligible directors may be granted certain awards, including cash awards, stock options and stock appreciation rights, and other stock-based awards. A description of the material terms and conditions of the 2019 Director Plan is provided under the heading “Proposal 5: Approval of the 2019 Director Equity Compensation Plan” of Sabre’s Proxy Statement, which description is incorporated herein by reference.

The foregoing descriptions of the Plans are qualified in their entirety to the text of the 2019 Omnibus Plan and the 2019 Director Plan, which is included as Exhibits 10.1 and 10.2, respectively, and incorporated by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2019 Annual Meeting, Sabre’s stockholders adopted Sabre’s Fourth Amended and Restated Certificate of Incorporation (the “Fourth Amended and Restated Certificate of Incorporation”), which eliminates the supermajority voting requirements and deletes certain obsolete provisions from Sabre’s Third Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”). Under the Fourth Amended and Restated Certificate of Incorporation, Section 3 of Article VI of the Certificate of Incorporation has been amended to provide that any director may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the outstanding common stock. The last sentence of Article X of the Certificate of Incorporation, which provided that certain provisions of the Certificate of Incorporation may only be amended upon approval of the holders of at least 75% of the voting power of Sabre’s outstanding common stock, has been deleted. The last sentence of Article XI of the Certificate of Incorporation, which restricted stockholders’ ability to adopt, amend or repeal Bylaw provisions unless approved by the holders of at least 75% of the voting power of Sabre’s outstanding common stock, has also been deleted. In addition, the Fourth Amended and Restated Certificate of Incorporation deletes obsolete references in the Certificate of Incorporation to Series A Cumulative Preferred Stock and to the Trigger Date (as defined in the Certificate of Incorporation), as well as certain references to the Stockholders’ Agreement (as defined in the Certificate of Incorporation). The Fourth Amended and Restated Certificate of Incorporation also incorporates previously approved amendments to the Certificate of Incorporation and makes other minor clarifying changes. The Fourth Amended and Restated Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on April 23, 2019 and is effective as of that date. The foregoing description of the Fourth Amended and Restated Certificate of Incorporation is qualified in its entirety to the text of the Fourth Amended and Restated Certificate of Incorporation, which is included as Exhibit 3.1 and incorporated by reference.

Upon the effectiveness of the Fourth Amended and Restated Certificate of Incorporation, Sabre’s Bylaws have also been amended and restated (the “Fifth Amended and Restated Bylaws”). The Fifth Amended and Restated Bylaws deletes the last sentence of Section 8.5 of the Bylaws, which provided that any amendment to the Bylaws by the stockholders required approval of the holders of at least 75% of the voting power of Sabre’s outstanding common stock. The Fifth Amended and Restated Bylaws also removes certain obsolete references and defined terms, as well as makes other minor clarifying changes. The foregoing description of the Fifth Amended and Restated Bylaws is qualified in its entirety to the text of the Fifth Amended and Restated Bylaws, which is included as Exhibit 3.2 and incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) - (b) On February 25, 2019, the record date for the 2019 Annual Meeting, 275,528,356 shares of common stock were outstanding and entitled to vote at the 2019 Annual Meeting. The final results of voting on each of the matters submitted to a vote of stockholders at the 2019 Annual Meeting are as follows:

1.

Stockholders elected each of George Bravante, Jr., Joseph Osnoss, Zane Rowe and John Siciliano to Sabre’s Board of Directors, each to serve a one- year term to expire at Sabre’s 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, as set forth below.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
George Bravante, Jr.	215,468,700	2,833,968	482,518	4,146,565
Joseph Osnoss	167,783,035	50,568,138	434,013	4,146,565
Zane Rowe	166,998,620	51,353,048	433,518	4,146,565
John Siciliano	215,576,916	2,774,730	433,540	4,146,565

2.	Stockholders ratified the selection of Ernst & Young LLP as Sabre’s independent auditor for the fiscal year ending December 31, 2019, as set forth below.

Votes For	Votes Against	Abstentions
214,415,767	8,435,916	80,068

3.	Stockholders adopted the Fourth Amended and Restated Certificate of Incorporation, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
218,368,152	36,102	380,932	4,146,565

4.	Stockholders approved our 2019 Omnibus Plan, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
191,564,870	24,287,906	2,932,410	4,146,565

5.	Stockholders approved our 2019 Director Plan, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
179,349,356	36,502,121	2,933,709	4,146,565

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Fourth Amended and Restated Certificate of Incorporation of Sabre Corporation

3.2	Fifth Amended and Restated Bylaws of Sabre Corporation

10.1	Sabre Corporation 2019 Omnibus Incentive Compensation Plan

10.2	Sabre Corporation 2019 Director Equity Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: April 24, 2019	By:	/s/ Douglas Barnett
	Name:	Douglas Barnett
	Title:	Executive Vice President and Chief Financial Officer